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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS


        We hereby consent to the use of our report incorporated herein by reference in the Registration Statement on Form S-8 of our report dated January 17, 1996 appearing on page 42 of the Stormedia Incorporated Annual Report on Form 10-K for the year ended December 31, 1995.




                                                   KPMG Peat Marwick LLP

Palo Alto, California
May 24, 1996